Janus Investment Fund

Janus Henderson Real Return Fund

Supplement dated December 11, 2017

to Currently Effective Prospectuses

The Board of Trustees (the “Trustees”) of Janus Investment Fund (the “Trust”) has approved a plan to liquidate and terminate Janus Henderson Real Return Fund (the “Fund”) with such liquidation effective on or about March 2, 2018 or at such other time as may be authorized by the Trustees (“Liquidation Date”). Termination of the Fund is expected to occur as soon as practicable following liquidation.

Effective January 9, 2018, the Fund will no longer accept investments by new shareholders. The Fund may be required to make a distribution of any income and/or capital gains of the Fund in connection with its liquidation.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus Henderson fund which they are eligible to purchase at any time prior to the Liquidation Date. Effective January 9, 2018, any applicable contingent deferred sales charges (CDSCs) charged by the Fund will be waived for redemptions or exchanges. Exchanges by Class A shareholders into Class A shares of another Janus Henderson fund are not subject to any applicable initial sales charge. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus Henderson funds and share classes offered through your intermediary.

If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds will be sent to the shareholder of record.

To prepare for the closing and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment strategies and policies and accordingly cease being managed to meet its investment objective during the liquidation of the Fund.

Additionally, any asset reductions and increase in cash and similar instruments could adversely affect the Fund’s short-term performance prior to the Liquidation Date. The Fund will incur transaction costs, such as brokerage commissions, when selling portfolio securities as a result of its plan to liquidate and terminate. These transaction costs may adversely affect performance.

Unless shares of the Fund are held in a tax-qualified account, the liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their plan sponsor, broker-dealer, or financial institution, or by contacting a Janus Henderson representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

Please retain this Supplement with your records.